UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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EVENTBRITE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!

EVENTBRITE, INC.

2021 Annual Meeting of Stockholders
Vote by June 8, 2021
11:59 PM ET

EVENTBRITE, INC. 22 CLEVELAND STREET SAN FRANCISCO, CA 94103

D49286-P49298

You invested in EVENTBRITE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held via the Internet on June 9, 2021 at 8:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/EB2021.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Vote Virtually at the Meeting* June 9, 2021 8:00 a.m. Pacific Time
Virtually at: www.virtualshareholdermeeting.com/EB2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends

1.	To elect three Class III directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified:

Nominees:

	01) Kevin Hartz 02) Sean Moriarty 03) Naomi Wheeless	For

2.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

3.	A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers.	For

NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D49287-P49298